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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Amendment No.1 to Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):    November 30, 2001
                                                        ------------------------

                                   KEANE, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

            001-7516                                      04-2437166
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 (Commission File Number)                      (IRS Employer Identification No.)


 Ten City Square, Boston, Massachusetts                           02129
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 (Address of Principal Executive Offices)                       (Zip Code)


                                 (617) 241-9200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Introductory Note:

On November 30, 2001, Keane, Inc. (the "Company") completed the acquisition of the outstanding capital stock of Metro Information Services, Inc. (the "Acquisition"). On December 3, 2001, the Company filed a Current Report on Form 8-K (the "Current Report") to report the Acquisition. The purpose of this Amendment No. 1 to the Current Report is to file the financial statements of the business acquired and the pro forma financial information required by Item 7.

The Company hereby amends and restates Item 7 of the Current Report to read in its entirety as follows:

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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        (a)  Financial Statements of Businesses Acquired.
             -------------------------------------------

             The financial statements and schedule required by this item are contained in Exhibits 99.2 and 99.3, respectively, to this Amendment No. 1 to the Current Report and are incorporated herein by reference.

        (b)  Pro Forma Financial Information.
             -------------------------------

             The pro forma financial information required by this item is contained in Exhibit 99.4 to this Amendment No. 1 to the Current Report and is incorporated herein by reference.

         (c) Exhibits.
             --------

             See the Exhibit Index attached hereto.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2002                           REGISTRANT

                                    KEANE, INC.

                                    By: /s/ Francis M. Cleary
                                        ----------------------------------------
                                            Francis M. Cleary
                                            Treasurer


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                                  EXHIBIT INDEX

Exhibit Number      Description
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2.1                 Agreement and Plan of Merger, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and Metro
                    Information Services, Inc., incorporated by reference from
                    Exhibit 2.1 to Keane's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2001.
                    (1)


23.1                Consent of KPMG LLP.

99.1                Press Release for Consummation of the Merger*

99.2                Financial Statements.

99.3                Schedule II.

99.4                Pro Forma Financial Statements.

_______________________

*     Previously Filed.


(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Keane will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

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